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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         DATE OF REPORT (Date of earliest event reported): MARCH 2, 2004


                        BINDVIEW DEVELOPMENT CORPORATION
               (Exact name of registrant as specified in charter)



         TEXAS                       001-16693                  76-0306721
(State of Incorporation)        (Commission File No.)        (I.R.S. Employer
                                                            Identification No.)


      5151 SAN FELIPE, 25TH FLOOR
            HOUSTON, TEXAS                                        77056
(Address of Principal Executive Offices)                        (Zip Code)


                                  713/561-4000
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE .

On March 2, 2004, BindView Development Corporation (the "Company") announced that the date of its 2004 annual meeting would be Thursday, May 27, 2004. The record date for determining the stockholders eligible to vote at such meeting will be April 1, 2004. The deadline for submitting any appropriate proposals of holders of common stock for inclusion in the proxy statement and form of proxy relating to that meeting will be March 30, 2004. If the Company receives notice after that date of a matter that is proposed to be brought before the meeting, such matter will be considered not properly brought before the meeting and out of order. All proposals should be sent to the Company at its principal executive offices, 5151 San Felipe, Suite 2500, Houston, Texas 77056, attention: General Counsel.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BINDVIEW DEVELOPMENT CORPORATION



Dated: March 2, 2004.                   By:   /s/ EDWARD L. PIERCE
                                            -----------------------------------
                                                     Edward L. Pierce,
                                                  Executive Vice President
                                                 and Chief Financial Officer


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